Supplemental Information
December 31, 2012
National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
Phone: (615) 890-9100
Fax: (615) 225-3030
www.nhireit.com
Email: investor_relations@nhireit.com

CORPORATE

Disclaimer	:3
Company Profile	:4
Long-Term Growth	:5
Value Creation	:5
Dividend History	:5

FINANCIAL

Balance Sheets	:6
Statements of Income	:7
Funds From Operations - FFO	:8
Funds Available for Distribution - FAD	:9
EBITDA Reconciliation and Interest Coverage	:10
Debt Maturity Schedule	:10

PORTFOLIO

Portfolio Summary	:11
Geographic Distribution	:12
Lease Renewal Years & Mortgage Maturities	:13

DEFINITIONS

Annualized Revenues	:14
EBITDA	:14
Facility Types	:14
Funds available for distribution - FAD	:14
Funds from operations - FFO	:14
Normalized FFO and Normalized FAD	:14
Investment (NBV)	:14
Total Annual Return	:14

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2012:

•	We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•	We are exposed to the risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings;

•
We are exposed to risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that lower reimbursement rates will have on our tenants' and borrowers' business;

•	We are exposed to the risk that the cash flows of our tenants and borrowers will be adversely affected by increased liability claims and general and professional liability insurance costs;

•	We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•	We are exposed to the risk that we may not be indemnified by our lessees and borrowers against future litigation;

•	We depend on the success of future acquisitions and investments;

•	We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•	We may need to incur more debt in the future, which may not be available on terms acceptable to the Company;

•	We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•	We are exposed to risks associated with our investments in unconsolidated entities, including our lack of sole decision-making authority and our reliance on the financial condition of other interests;

•
We depend on revenues derived mainly from fixed rate investments in real estate assets, while our debt capital used to finance those investments is primarily available at variable rates. This circumstance creates interest rate risk to the Company.

•	We are exposed to the risk that our assets may be subject to impairment charges;

•	We depend on the ability to continue to qualify as a real estate investment trust;

•
We have ownership limits in our charter with respect to our common stock and other classes of capital stock which may delay, defer or prevent a transaction or a change of control that might involve a premium price for our common stock or might otherwise be in the best interests of our stockholders;

•
We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

Page :3

COMPANY PROFILE

ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhireit.com
JMP Securities, LLC	(615) 890-9100 ext. 108
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
KeyBanc Capital Markets, Inc.
Sidoti & Company, LLC

SENIOR MANAGEMENT	BOARD OF DIRECTORS
J. Justin Hutchens	W. Andrew Adams	J. Justin Hutchens
Chief Executive Officer and President	Venture Capital Investments	National Health Investors, Inc.

Roger R. Hopkins, CPA	Robert A. McCabe, Jr.	Robert T. Webb
Chief Accounting Officer	Pinnacle Financial Partners	Webb's Refreshments, Inc.

Kristin S. Gaines	Ted H. Welch
Chief Credit Officer	Ted Welch Investments

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care and senior housing industries. Our mission is to invest in health care real estate or in the operation thereof through independent third-party managers which generates current income that will be distributed to stockholders. We have pursued this mission by investing primarily in leased properties, mortgage loans, and RIDEA transactions. These investments include assisted living facilities, senior living campuses, independent living facilities, skilled nursing facilities, medical office buildings,and hospitals. We have historically funded these investments through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including bank lines of credit, the issuance of convertible debt instruments, and the issuance of ordinary debt.

Investor Snapshot as of December 31, 2012
Exchange:	NYSE	52 week Low/High Close:	$43.70	$57.14	Market Capitalization:	$1.57 billion
Symbol:	NHI	Dividend/Yield:	$2.86	5.06%
Closing Price:	$56.53	Shares Outstanding:	27,857,217

Revenue Snapshot as of December 31, 2012

Page :4

LONG-TERM GROWTH

VALUE CREATION

Total Annual Return
	NHI	S&P 500	NAREIT	S&P 500 - Standard & Poor's index of 500 large-cap common stocks
1 year	35.82%	15.95%	20.04%
5 years	23.60%	1.66%	5.62%
10 years	21.89%	7.09%	10.98%	NAREIT - FTSE NAREIT US Real Estate Index Series of all publicly traded REITs
15 years	10.63%	4.47%	8.26%
Since inception*	13.75%	8.49%	10.74%

*since inception of NHI in Oct. '91

DIVIDEND HISTORY
The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis. Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the Internal Revenue Code and differs from net income for financial statement purposes determined in accordance with US GAAP.

Page :5

FINANCIAL

CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 31, 2012	December 31, 2011
Assets:
Real estate properties:
Land	$58,869	$49,114
Buildings and improvements	636,994	487,396
Construction in progress	2,673	4,983
	698,536	541,493
Less accumulated depreciation	(163,146)	(146,698)
Real estate properties, net	535,390	394,795
Mortgage and other notes receivable, net	84,250	78,672
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	9,172	15,886
Marketable securities	12,884	11,364
Straight-line rent receivable	12,370	8,706
Deferred costs and other assets	12,172	2,627
Assets held for sale, net	1,611	29,381
Total Assets	$705,981	$579,563

Liabilities and Stockholders' Equity:
Debt	$203,250	$97,300
Real estate purchase liabilities	4,256	9,478
Accounts payable and accrued expenses	4,301	3,483
Dividends payable	24,793	24,144
Deferred income	1,334	1,673
Total Liabilities	237,934	136,078

Commitments and Contingencies

National Health Investors Stockholders' Equity:
Common stock, $.01 par value; 40,000,000 shares authorized;
27,857,217 and 27,751,208 shares issued and outstanding, respectively	279	278
Capital in excess of par value	467,843	465,678
Cumulative dividends in excess of net income	(18,495)	(29,652)
Accumulated other comprehensive income	7,555	7,181
Total National Health Investors Stockholders' Equity	457,182	443,485
Noncontrolling interest	10,865	—
Total Equity	468,047	443,485
Total Liabilities and Stockholders' Equity	$705,981	$579,563

Page :6

CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenues:
Rental income	$23,783	$19,833	$85,115	$76,078
Interest income from mortgage and other notes	1,997	1,733	7,426	6,652
Investment income and other	1,039	1,052	4,412	4,483
	26,819	22,618	96,953	87,213
Expenses:
Depreciation	4,229	3,124	16,579	11,549
Interest expense	1,316	1,219	3,492	3,848
Legal expense	342	111	766	559
Franchise, excise and other taxes	145	194	771	837
General and administrative	1,780	1,218	7,799	7,588
Loan and realty losses (recoveries)	(4,495)	—	(2,195)	(99)
	3,317	5,866	27,212	24,282
Income before unconsolidated entity, gains on sales of marketable securities, discontinued operations and noncontrolling interest	23,502	16,752	69,741	62,931
Income from unconsolidated entity	45	—	45	—
Investment and other gains	4,759	294	4,877	10,261
Income from continuing operations	28,306	17,046	74,663	73,192
Discontinued operations
Income from operations - discontinued	1,000	1,068	4,269	4,592
Gain on sales of real estate	11,966	—	11,966	3,348
Income from discontinued operations	12,966	1,068	16,235	7,940
Net income	41,272	18,114	90,898	81,132
Net income attributable to noncontrolling interest	(167)	—	(167)	—
Net income attributable to common stockholders	$41,105	$18,114	$90,731	$81,132

Weighted average common shares outstanding:
Basic	27,848,002	27,741,961	27,811,813	27,719,096
Diluted	27,868,245	27,784,915	27,838,720	27,792,592
Earnings per common share:
Basic:
Income from continuing operations attributable to common stockholders	$1.01	$.61	$2.68	$2.64
Discontinued operations	.47	.04	.58	.29
Net income attributable to common stockholders	$1.48	$.65	$3.26	$2.93
Diluted:
Income from continuing operations attributable to common stockholders	$1.01	$.61	$2.68	$2.63
Discontinued operations	.47	.04	.58	.29
Net income attributable to common stockholders	$1.48	$.65	$3.26	$2.92

Regular dividends declared per common share	$.67	$.65	$2.64	$2.495

Page :7

FUNDS FROM OPERATIONS (FFO)
(in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income attributable to common stockholders	$41,105	$18,114	$90,731	$81,132
Elimination of certain non-cash items in net income:
Real estate depreciation in continuing operations	3,712	2,823	14,989	10,615
Real estate depreciation related to noncontrolling interest	(68)	—	(68)	—
Real estate depreciation in discontinued operations	99	101	402	443
Net gain on sales of real estate	(11,966)	—	(11,966)	(3,348)
Funds from operations	$32,882	$21,038	$94,088	$88,842
Investment and other gains	(4,730)	—	(4,760)	(9,899)
Loan write-downs (recoveries), net	(4,495)	—	(2,195)	(99)
Non-cash write-off of straight-line rent receivable	—	—	963	—
Write-offs and expenses due to early lease termination	—	—	297	—
Change in fair value of interest rate swap agreement	—	275	—	1,197
Legal settlements	—	—	365	—
Other items	(288)	135	(271)	135
Normalized FFO	$23,369	$21,448	$88,487	$80,176

BASIC
Weighted average common shares outstanding	27,848,002	27,741,961	27,811,813	27,719,096
FFO per common share	$1.18	$.76	$3.38	$3.21
Normalized FFO per common share	$.84	$.77	$3.18	$2.89

DILUTED
Weighted average common shares outstanding	27,868,245	27,784,915	27,838,720	27,792,592
FFO per common share	$1.18	$.76	$3.38	$3.20
Normalized FFO per common share	$.84	$.77	$3.18	$2.88

Normalized FFO payout ratio:
Dividends declared per common share	$.67	$.65	$2.64	$2.495
Normalized FFO per diluted common share	$.84	$.77	$3.18	$2.88
	79.8%	84.4%	83.0%	86.6%

Page :8

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
(in thousands, except share and per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Net income attributable to common stockholders	$41,105	$18,114	$90,731	$81,132
Elimination of certain non-cash items in net income:
Depreciation in continuing operations	4,229	3,124	16,579	11,549
Depreciation related to noncontrolling interest	(87)	—	(87)	—
Depreciation in discontinued operations	99	101	402	443
Net gain on sales of real estate	(11,966)	—	(11,966)	(3,348)
Straight-line lease revenue, net	(1,340)	(1,016)	(3,664)	(3,778)
Non-cash stock based compensation	244	175	2,168	3,087
Funds available for distribution	$32,284	$20,498	$94,163	$89,085
Investment and other gains	(4,730)	—	(4,760)	(9,899)
Loan write-downs (recoveries), net	(4,495)	—	(2,195)	(99)
Write-offs and expenses due to early lease termination	—	—	297	—
Change in fair value of interest rate swap agreement	—	275	—	1,197
Legal settlements	—	—	365	—
Other items	(288)	135	(271)	135
Normalized FAD	$22,771	$20,908	$87,599	$80,419

BASIC
Weighted average common shares outstanding	27,848,002	27,741,961	27,811,813	27,719,096
FAD per common share	$1.16	$.74	$3.39	$3.21
Normalized FAD per common share	$.82	$.75	$3.15	$2.90

DILUTED
Weighted average common shares outstanding	27,868,245	27,784,915	27,838,720	27,792,592
FAD per common share	$1.16	$.74	$3.38	$3.21
Normalized FAD per common share	$.82	$.75	$3.15	$2.89

Normalized FAD payout ratio:
Dividends declared per common share	$.67	$.65	$2.64	$2.495
Normalized FAD per diluted common share	$.82	$.75	$3.15	$2.89
	81.7%	86.7%	83.8%	86.3%

Page :9

EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Net income	$41,272	$18,114	$90,898	$81,132
Interest expense[1]	1,316	1,219	3,492	2,651
Franchise, excise and other taxes	145	194	771	837
Depreciation	4,229	3,124	16,579	11,549
EBITDA	$46,962	$22,651	$111,740	$96,169

Interest expense	$1,316	$1,219	$3,492	$2,651

Interest Coverage Ratio	36:1	19:1	32:1	36:1

[1] excludes the change in fair value of an interest rate swap agreement in 2011

DEBT MATURITY SCHEDULE
(in thousands)

	2013	2014	2015	2016	Thereafter

Revolving credit facility	$—	$—	$—	$—	$64,000
Bank term loans - unsecured	—	—	—	—	120,000
Bank term loans - secured	19,250	—	—	—	—
TOTAL	$19,250	$—	$—	$—	$184,000

Page :10

PORTFOLIO

PORTFOLIO SUMMARY as of December 31, 2012

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing[1]	55	7,734	$252,566,000	$58,175,000	68.3%
Assisted Living	39	1,984	187,486,000	15,033,000	17.7%
Senior Living Campus	5	797	49,909,000	4,324,000	5.1%
Hospitals	3	181	36,707,000	5,305,000	6.2%
Independent Living	3	273	3,587,000	1,201,000	1.4%
Medical Office Buildings	2	88,517	4,421,000	1,077,000	1.3%
Total Leases	107		$534,676,000	$85,115,000	100.0%

[1] Skilled Nursing
NHC facilities*	32	4,624	$37,757,000	$31,854,000	37.4%
All other facilities	23	3,110	214,809,000	26,321,000	30.9%
	55	7,734	$252,566,000	$58,175,000	68.3%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages and Other Notes Receivable
Skilled Nursing	23	2,605	$49,279,000	$4,699,000	63.2%
Assisted Living	2	190	6,265,000	739,000	10.0%
Senior Living Campus	1	76	800,000	107,000	1.4%
Hospital	1	70	11,870,000	1,207,000	16.3%
Other Notes Receivable	—	—	16,036,000	674,000	9.1%
Total Mortgages	27	2,941	$84,250,000	$7,426,000	100.0%

Page :11

GEOGRAPHIC DISTRIBUTION as of December 31, 2012

	SNF	ALF	SLC	HOSP	ILF	MOB	TOTAL	YTD Revenue
Tennessee	16	3	—	1	2	—	22	16,410,000
Florida	10	5	2	—	—	1	18	16,640,000
Texas	15	—	—	—	—	1	16	$18,635,000
South Carolina	4	1	—	—	—	—	5	6,626,000
Arizona	1	4	—	1	—	—	6	5,429,000
Kentucky	1	—	—	1	—	—	2	4,073,000
Missouri	8	—	—	—	1	—	9	3,017,000
Minnesota	—	5	—	—	—	—	5	1,628,000
Michigan	—	4	—	—	—	—	4	2,696,000
Alabama	2	—	—	—	—	—	2	2,213,000
Virginia	7	—	—	—	—	—	7	2,086,000
Georgia	1	1	—	—	—	—	2	1,695,000
California	—	—	1	1	—	—	2	2,201,000
Idaho	1	1	1	—	—	—	3	1,161,000
Louisiana	—	4	—	—	—	—	4	1,670,000
Iowa	—	2	—	—	—	—	2	818,000
Massachusetts	4	—	—	—	—	—	4	664,000
Kansas	5	2	—	—	—	—	7	1,186,000
Indiana	—	4	—	—	—	—	4	475,000
Washington	—		1	—	—	—	1	974,000
Wisconsin	—	1	—	—	—	—	1	35,000
Illinois	—	1	—	—	—	—	1	607,000
New Hampshire	3	—	—	—	—	—	3	403,000
Pennsylvania	—	1	—	—	—	—	1	403,000
Oregon	—	2	1	—	—	—	3	123,000
Other	—	—	—	—	—	—	—	673,000
	52	33	4	3	1	1	134	$92,541,000

Number of Facilities

less than 2
2 - 4
5 - 9
10 - 14
more than 14

YTD Revenue

less than $250,000
$250,000 - $1,249,999
$1,250,000 - $2,749,999
$2,750,000 - $5,249,999
more than $5,249,999

Page :12

LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of December 31, 2012

	2013	2014	2015	2016	2017-2020	2021-2024	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$298,000	$6,444,000	$—	$5,032,000	$416,000	$1,084,000	$44,651,000	$57,925,000
Properties	1	6	—	5	1	1	41	55
Assisted Living
Annualized Revenue	—	—	—	—	9,639,000	4,493,000	3,310,000	17,442,000
Properties	—	—	—	—	19	11	9	39
Senior Living Campus
Annualized Revenue				2,152,000	—	697,000	3,311,000	6,160,000
Properties	—	—	—	2	—	1	2	5
Medical Office Buildings
Annualized Revenue	413,000	—	—	—	664,000	—	—	1,077,000
Properties	1	—	—	—	1	—	—	2
Independent Living
Annualized Revenue	—	—	—	—	—	—	1,201,000	1,201,000
Properties	—	—	—	—	—	—	3	3
Hospitals
Annualized Revenue	—	—	—	—	—	2,826,000	4,337,000	7,163,000
Properties	—	—	—	—	—	1	2	3

Total Annualized Revenues	$711,000	$6,444,000	$—	$7,184,000	$10,719,000	$9,100,000	$56,810,000	$90,968,000

Mortgages
Skilled Nursing
Annualized Revenue	$1,400,000	$999,000	$142,000	$—	$—	$—	$1,305,000	$3,846,000
Properties	8	8	1	—	—	—	6	23
Assisted Living
Annualized Revenue	—	330,000	—	—	409,000	—	—	739,000
Properties	—	1	—	—	1	—	—	2
Senior Living Campus
Annualized Revenue	—	107,000	—	—	—	—	—	107,000
Properties	—	1	—	—	—	—	—	1
Hospitals
Annualized Revenue	—	—	1,207,000	—	—	—	—	1,207,000
Properties	—	—	1	—	—	—	—	1

Total Annualized Revenues	$1,400,000	$1,436,000	$1,349,000	$—	$409,000	$—	$1,305,000	$5,899,000

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DEFINITIONS

Annualized Revenue
The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

EBITDA
Earnings before interest, taxes, depreciation and amortization

Facility Types
ALF - Assisted living facility                 HOSP - Hospital
ILF - Independent living facility                 MOB - Medical office building
SNF -Skilled nursing facility

Funds available for distribution - FAD
FAD represents net earnings available to common stockholders, excluding the effects of asset dispositions and straight-line rent adjustments, plus depreciation, stock based compensation and changes in the fair value of our interest rate swap agreement, if any. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company's FAD to that of other REITs. FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO
FFO is an important supplemental measure of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO & Normalized FAD
Normalized FFO and Normalized FAD exclude from FFO and FAD, respectively, certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO and FAD for the current period to similar prior periods, and may include, but are not limited to, impairment of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, recoveries of previous write-downs, and changes in the fair value of interest rate swap agreements for those agreements that do not qualify for hedge accounting.

Investment (NBV)
The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

Total Annual Return
The term Total Annual Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

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